UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2017

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

On April 21, 2017, U.S. Bancorp (the “Company”) established a Medium-Term Note Program, under which the Company may issue from time to time Medium-Term Notes, Series X (Senior) (the “Series X Notes”), and Medium-Term Notes, Series Y (Subordinated) (the “Series Y Notes,” and together with the Series X Notes, the “Notes”).  The Series X Notes will be issued pursuant to the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 21, 2017 (as so amended, the “Senior Note Indenture”) between the Company and Citibank, N.A., as trustee (the “Senior Note Trustee”), and the Officers’ Certificate and Company Order dated April 21, 2017, pursuant to Sections 201, 301 and 303 of the Senior Notes Indenture.  The Series Y Notes will be issued pursuant to the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 and a Second Supplemental Indenture dated as of April 21, 2017 (as so amended, the “Subordinated Note Indenture”) between the Company and Citibank, N.A., as trustee (the “Subordinated Note Trustee”), and the Officers’ Certificate and Company Order dated April 21, 2017, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture. Each of the First Supplemental Indenture related to the Senior Note Indenture and the Second Supplemental Indenture related to the Subordinated Note Indenture was entered into to clarify that a Depositary, as defined therein, shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if then required by applicable law or regulation. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-217413).

Item 9.01.     Financial Statements and Exhibits.

(d)                                         Exhibits.

1.1                                       Distribution Agreement dated as of April 21, 2017 between the Company and the Agents named therein.

4.1                                       First Supplemental Indenture dated as of April 21, 2017 between the Company and the Senior Note Trustee.

4.2                                       Second Supplemental Indenture dated as of April 21, 2017 between the Company and the Subordinated Note Trustee.

4.3                                       Officers’ Certificate and Company Order dated April 21, 2017, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.4                                       Officers’ Certificate and Company Order dated April 21, 2017, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.5                                       Specimens of Notes:

(a)	Series X Fixed Rate Note;
(b)	Series X Floating Rate Note;
(c)	Series X Original Issue Discount Zero Coupon Note;
(d)	Series X Original Issue Discount Fixed Rate Note;
(e)	Series X Master Global Note;
(f)	Series Y Fixed Rate Note;
(g)	Series Y Floating Rate Note;
(h)	Series Y Original Issue Discount Zero Coupon Note;
(i)	Series Y Original Issue Discount Fixed Rate Note; and
(j)	Series Y Master Global Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: April 21, 2017	By:	/s/ James L. Chosy
James L. Chosy
Executive Vice President and General Counsel

EXHIBIT INDEX

1.1                                       Distribution Agreement dated as of April 21, 2017 between the Company and the Agents named therein.

4.1                                       First Supplemental Indenture dated as of April 21, 2017 between the Company and the Senior Note Trustee.

4.2                                       Second Supplemental Indenture dated as of April 21, 2017 between the Company and the Subordinated Note Trustee.

4.3                                       Officers’ Certificate and Company Order dated April 21, 2017, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.4                                       Officers’ Certificate and Company Order dated April 21, 2017, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.5                                       Specimens of Notes:

(a)	Series X Fixed Rate Note;
(b)	Series X Floating Rate Note;
(c)	Series X Original Issue Discount Zero Coupon Note;
(d)	Series X Original Issue Discount Fixed Rate Note;
(e)	Series X Master Global Note;
(f)	Series Y Fixed Rate Note;
(g)	Series Y Floating Rate Note;
(h)	Series Y Original Issue Discount Zero Coupon Note;
(i)	Series Y Original Issue Discount Fixed Rate Note; and
(j)	Series Y Master Global Note.